SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                                                             September 26, 2003
Date of Report (Date of earliest event reported) ...............................



                             Transbotics Corporation
.................................................................................
             (Exact name of registrant as specified in its charter)



Delaware                            0-18253                        56-1460497
.................................................................................
(State or other                  (Commission                    (I.R.S. Employer
 jurisdiction                               File Number)      Identification No)
 of incorporation)



3400 Latrobe Drive                Charlotte NC                        28211
.................................................................................
                    (Address of principal executive offices)      (Zip Code)



                                                               (704) 362-1115
Registrant's telephone number, including area code .............................


.................................................................................
          (Former name or former address, if changed since last report)

Item 5. Other Events.
        ------------

On September 23, 2003, in a private placement pursuant to Regulation D promulgated by the Securities and Exchange Commission., 1) the Company sold 1,200,000 shares of its common stock, par value $0.01 per share ("common stock") at $0.25 a share, and 2) issued $300,000 of Convertible Subordinated Notes. The interest rate on the Notes is 6% per annum and is payable quarterly beginning November 30, 2003. Principal and unpaid interest shall be payable on September 30, 2013. For as long as these Notes are outstanding , any of these Notes may be converted in whole, but not in part, at the option of the holder into shares of common stock of the Company at a conversion price of $0.40 per share. The Notes are subject to redemption in whole or in part, by the Company at any time after September 30, 2006.

The net proceeds to the Company from the sale of these shares and Notes is approximately $580,000 ( after deducting related offering expenses). The Company intends to apply such proceeds to bring payable's to vendors current and apply the remainder of such proceeds to working capital needs and other general corporate purposes.

             Exhibit 10.1: Copy of press release announcing new working capital
             Exhibit 10.2: Subscription  Agreement  for  600,000  shares  and
                           Convertible Note of $150,000 between Transbotics Corporation and Robison-Oates Investment Fund, L.L.C.,
             Exhibit 10.3: Subscription  Agreement for 300,000  shares and
                           Convertible Note of $75,000 between Transbotics Corporation and Curt Kennington
             Exhibit 10.4: Subscription Agreement for 300,000 shares and
                           Convertible Note of $75,000 between Transbotics Corporation and Anthony Packer
             Exhibit 10.5: Investor Rights Agreement between Corporation and
                           Shareholders





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



                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TRANSBOTICS CORPORATION



Date:  September 26, 2003                 By:  /s/ Claude Imbleau
                                               -----------------
                                               Claude Imbleau
                                               President





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